SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                VIDEOLABS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                 VIDEOLABS, INC.

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 19, 1999

TO THE SHAREHOLDERS OF VIDEOLABS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of VideoLabs, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 19, 1999, at 3:00 p. m., local time, at The Metropolitan, 5418 Wayzata Boulevard, Minneapolis, 55416 for the following purposes:

         1. To elect three Directors to serve for the ensuing year and until their successors are duly elected and qualified.

         2. To transact such other business as may properly come before the meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on March 20, 1999, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         All shareholders are cordially invited to attend the Annual Meeting in person. Any shareholder attending the Annual Meeting may vote in person even if such shareholder previously signed and returned a Proxy.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Jill R. Larson
                                      ---------------------------
                                      Jill R. Larson
                                      Secretary


Minneapolis, Minnesota
March 31, 1999



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 VIDEOLABS, INC.

                              ---------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 19, 1999

         The enclosed Proxy is solicited on behalf of the Board of Directors of VideoLabs, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held Wednesday, May 19, 1999, at 3:00 P.M., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Metropolitan, 5418 Wayzata Boulevard, Minneapolis, 55416.

         The Company's principal executive offices are located at 5960 Golden Hills Drive, Minneapolis, Minnesota 55416. The telephone number at that address is (612) 542-0061.

         These Proxy solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended December 31, 1998 were mailed on or about April 9, 1999, to all shareholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

         Shareholders of record at the close of business on March 20, 1999, are entitled to notice of, and to vote at, the Annual Meeting. At the record date 4,505,562 shares of the Company's Common Stock were issued, outstanding and entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

         Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         The enclosed Proxy is solicited on behalf of the Board of Directors of the Company.

         Every shareholder voting for the election of Directors shall be entitled to one vote for each share of Common Stock standing in such shareholder's name on the books of the Company for each Director separately on a non-cumulative basis. On all other matters each share is entitled to one vote on each proposal or item that comes before the Annual Meeting.

         Proxy statements delivered to brokers who are prohibited from exercising discretionary authority over beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes") will not be included in these vote totals. The Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for transaction of business, but will exclude abstentions and broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

         The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 2000 Annual Meeting must be received by the Secretary of the Company no later than January 20, 2000, in order to be included in the Proxy soliciting material relating to that Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of March 1, 1999, certain information concerning those persons known by the Company to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock of the Company; the number of shares of Common Stock owned by all directors of the Company, individually; and all Directors and all executive officers of the Company as a group.

                                                    SHARES BENEFICIALLY OWNED(1)
                                                    ----------------------------
NAME                                                NUMBER            PERCENT(2)
----                                                ------            ----------

James W. Hansen                                       616,794(3)         12.6%
26 Hwy 96E
Dellwood, MN 55110

Richard Craven                                        647,448(4)         13.2%
5200 Willson Road Suite 200
Edina, Minnesota 55424-1343

Ward C. Johnson (8)                                   332,860(5)          6.8%
6408 Indian Hills Road
Edina, Minnesota 55439

John A. Collins                                       116,327(6)          2.4%
5555 West 78th Street
Bloomington, Minnesota 55435

Jill R. Larson                                         96,903(7)            2%
14228 Shore Lane
Prior Lake, Minnesota 55372

All Directors and officers as a group (5 persons)   1,810,332              37%


(1) Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by persons indicated based upon there being 4,505,562 Common Shares outstanding.

(2) Includes shares of Common Stock issuable upon the exercise of warrants or options. (See below for an analysis of officer's and director's warrants and options.)

(3) Includes employee stock options to purchase 95,000 shares of the Company's Common Stock and non-qualified stock options to purchase 150,000 shares of the Company's Common Stock.

(4) Includes non-qualified options to purchase 22,000 shares of the Company's Common Stock.

(5) Includes non-qualified options to purchase 2,000 shares of the Company's Common Stock.

(6) Includes non-qualified options to purchase 22,000 shares of the Company's Common Stock.

(7) Includes employee stock options to purchase 95,000 shares of the Company's Common Stock.

(8) Mr. Johnson is currently a director of the Company, but is not seeking re-election for the upcoming term.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEES

         The Company's Board of Directors currently has four (4) members. Three directors are to be elected at the Annual Meeting. Mr. Ward Johnson has chosen not to seek re-election as Director of the Company. Unless otherwise instructed, the Proxy Holders will vote the Proxies received by them for the three nominees named below. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the Proxies shall be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as Directors, the Proxy holders intend to vote all Proxies received by them in such a manner as will ensure the election of the nominees listed below. The term of office of each person elected as a Director will continue until the next Annual Meeting of the Shareholders and until his successor has been duly elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a Director.

         The following named persons have been nominated for election to the Company's Board of Directors:

           Name of Nominee          Age      Positions Held With The Company
           ---------------          ---      -------------------------------

           Richard F. Craven        55       Director of the Company.

           John A. Collins          58       Director of the Company.

           James W. Hansen          44       President, Treasurer and CEO
                                             Chairman of the Board

         The Board of Directors recommends a vote FOR each nominee.

         Richard F. Craven has been a Director of the Company since 1992. He holds a bachelor of science degree in business from the University of Minnesota. Mr. Craven has been in the real estate and insurance business since 1965, managing, owning and developing several business ventures. Mr. Craven is also a Director of RSI, Inc.

         John A. Collins has been a Director of the Company since 1992. He holds a bachelors degree in liberal arts from Regis College in Denver, Colorado. From 1962 to 1981 Mr. Collins held various sales and sales management positions. In 1983, Mr. Collins founded Amcom Software, Inc. and is its President and Chief Executive Officer.

         James W. Hansen has been President, CEO, and Treasurer of the Company since November 1996 and Chairman of the Board of Directors since May 29, 1997. Mr. Hansen holds bachelor degrees in Physiology and Physics Education from the University of Minnesota and an MBA in Finance from the University of St. Thomas. From 1979 - 1983 Mr. Hansen was a teacher and management consultant. From 1983 - 1986 he was a Vice President of the Apache Corporation, a NYSE traded oil and gas exploration company. From 1986 - 1992 he was a Senior Vice President and General Manager of the pension division of Washington Square Capital, a Reliastar Company, a NYSE traded financial services company. Since 1992 Mr. Hansen has served as an investor, Director, President or Vice President of several private companies in medical services and technology. He serves as a Director of Medtox Scientific (AMEX) and UBIQ, Inc. and has taught in the MBA program at the University of St. Thomas since 1984.

OTHER OFFICERS AND SIGNIFICANT EMPLOYEES

         Jill R. Larson, age 32, has been Secretary of the Company since February 1994, and has been the Business Manager of the Company since its inception in July 1992 and was promoted to Vice President of Administration in November 1996. Ms. Larson holds an associate of applied science degree in business from Northland Community College and is currently enrolled in the Business Management undergraduate program at Bethel College. From 1988 through 1992 she was Business Manager for Foundation Publishing which developed a desktop publishing application and distributed other Macintosh software applications.

         There is no family relationship between any directors or officers of the Company.

BOARD MEETINGS AND COMMITTEES

         James W. Hansen serves as Chairman of the Board of Directors of the Company. The Board of Directors held a total of five (5) meetings during the fiscal year ended December 31, 1998. Mr. Johnson attended fewer than seventy-five (75%) percent of all such meetings of the Board of Directors and of the committees, if any, upon which such Director served.

         The Audit Committee consists of Messrs. Collins and Craven. The principal functions of the Audit Committee are to recommend engagement of the Company's independent public accountants, to consult with the accountants concerning the scope of the audit, to review with them the results of their examination, to review and approve any major accounting policy changes affecting the Company and to review the Company's financial control procedures and personnel. The Audit Committee held two (2) meetings during fiscal year 1998.

         The Compensation Committee currently consists of Messrs. Collins and Craven. The Compensation Committee held two (2) meetings during fiscal year 1998. The function of the Compensation Committee is to make salary, bonus and compensation recommendations to the Board of Directors of the Company. The Board of Directors of the Company has developed a compensation philosophy for all employees. It is the Company's policy to have most employees serve as employees at will with no employment contracts and to set base salaries at the midpoint of a range determined by independent surveys for that position if the incumbent fully meets the experience and skills necessary for success in that position. Additional financial compensation is based on performance related to success factors set by the Company's Board of Directors annually. In 1997 a profit sharing plan was adopted by the Company's Board of Directors whereas an award could be made to employees if the Company meets certain pretax return goals. No payments are made under the plan until shareholders attain a 6% pretax operating ROE. The plan then begins awarding increasing amounts based on pretax operating ROE to a pool shared with all employees as shareholder returns increase. In 1998 an Employee Stock Purchase Plan was adopted by the Company's Board of Directors whereas full-time employees are eligible to purchase shares of common stock on a quarterly basis at the lesser of 85% of the fair market value on the beginning or ending dates of the period.

         Executives also participate in an additional plan based on annual objectives of the Company similar to the profit sharing plan with amounts ranging up to 50% of base compensation. Participants can be awarded qualified employee stock options to recognize long term contributions to the Company. The total pool of qualified options is limited to 10% of the Company's outstanding securities.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation awarded to, earned by, or paid for all services rendered to the Company by the Company's Chief Executive Officer and the other most highly compensated executive officers whose total compensation exceeded $100,000 at the fiscal year end, for services to the Company in all capacities during the three fiscal years ended December 31, 1998.

                           Summary Compensation Table

                               Annual Compensation                  Long Term Compensation Awards
                               -------------------                  -----------------------------
                                                                 Other      Restricted  Options/SARs
Name and Principal           Fiscal                              Annual         Stock      No. of
    Position                  Year     Salary       Bonus     Compensation     Awards      Shares
------------------           ------    ------       -----     ------------  ----------  ------------
James Hansen                  1998   $84,000(1)        $0          $0            0        30,000(4)
   President, Chairman,       1997   $85,462(1)   $40,019(3)       $0            0        50,000(5)
   Chief Executive Officer    1996   $20,000(2)         0          $0            0       150,000(6)
   & Treasurer

   (1) Includes compensation received as part of a consulting agreement see "Employment Contracts and Compensatory Arrangements" and compensation received as part of an employment agreement dated June 1, 1997 see also "Employment Contracts and Compensatory Arrangements".
   (2) Includes compensation received as part of a consulting agreement see "Employment Contracts and Compensatory Arrangements" for the interim period of November 1, 1996 to December 31, 1996.
   (3) Includes a management bonus of $35,000 paid to The Hansen Company (company wholly owned by Mr. Hansen) and an employee profit sharing bonus of $5,019. Both earned for 1997, but not paid until January 1998.
   (4) Includes qualified employee stock options granted that are vested and exercisable over three years.
   (5) Includes qualified stock options granted that were 100% vested and exercisable on the date of the grant.
   (6) Includes non-qualified stock options granted that were 100% vested and exercisable on the date of the grant.

INDIVIDUAL OPTIONS

         The following table sets forth certain information with respect to individual options granted during 1998 by the Company's Chief Executive Officer and the other most highly compensated executive officers whose total compensation exceeded $100,000 at the fiscal year end.

                            Individual Option Grants

                        Number         % of Total
                       Options       Options Granted
      Name             Granted       to Employees(1)    Exercise Price    Expiration Date
      ----             -------       ---------------    --------------    ---------------
James Hansen           30,000(2)           30%              $1.50         January 28, 2008

   (1) During fiscal year 1998, options to acquire an aggregate of 99,500 shares of Common Stock were granted to employees.
   (2) Includes qualified employee stock options granted that are vested over three years from the date of grant.

AGGREGATE OPTIONS EXERCISED AND HOLDINGS

         The following table sets forth certain information with respect to aggregate options exercised during 1998 and options held at the end of such year by the Company's Chief Executive Officer and the other most highly compensated executive officers whose total compensation exceeded $100,000 at the fiscal year end.

           Aggregated Option Exercises in Last Fiscal Year and Fiscal
                             Year End Option Values

                                                                                  Value of Unexercised
                                                     Number of Unexercised        In-The-Money Options
                          Shares                  Options at Fiscal Year End    at December 31, 1998 (1)
                       Acquired on     Value      --------------------------    --------------------------
         Name            Exercise     Realized    Exercisable  Unexercisable    Exercisable  Unexercisable
         ----          -----------    --------    -----------  -------------    -----------  -------------
James Hansen                    0          0        200,000           30,000      $14,400               $0

   (1) Based on the December 31, 1998, closing bid price of the Company's Common Stock of $0.906 per share.

COMPENSATION OF DIRECTORS

         On June 3, 1994, the Company's Board of Directors authorized payment to non-employee Directors of $50.00 per meeting. On May 29, 1997 the Company's Board of Directors authorized an increase in payments to non-employee Directors to $250.00 per meeting effective June 1, 1997 and an annual grant of 2,000 non-qualified options pursuant the Company's Nonqualified Stock Option Plan.

EMPLOYMENT CONTRACTS AND COMPENSATORY ARRANGEMENTS

         In November of 1996 the Company entered into an agreement with The Hansen Company and James W. Hansen its principal, to provide executive leadership to the Company and to develop a strategic plan to optimize shareholder value. The agreement called for a minimum three month commitment ending February 15, 1997 and extended monthly thereafter at the mutual agreement of both parties. James Hansen received 150,000 non-qualified options at an exercise price of $0.8125 as an inducement to provide services to the Company and The Hansen Company received a retainer of $8,000 per month for services of a minimum of 24 hours per week as well as reimbursement of normal business expenses. Mr. Hansen continued under this consulting agreement after the minimum three month commitment until June 1, 1997. On June 1, 1997 the company entered into a three year employment agreement with Mr. Hansen. The agreement calls for a minimum monthly base salary of $5,000 as well as reimbursement of normal business expenses. Mr. Hansen received 50,000 qualified employee stock options at an exercise price of $1.00 per the employment agreement. The consulting agreement between the Company and The Hansen Company has been terminated and a consulting provision has been included in Mr. Hansen's employment agreement to allow for consulting services and assistance as required by the Company for a monthly retainer of $2,000 payable to The Hansen Company. Mr. Hansen was elected Chairman of the Board of Directors at the annual meeting dated May 29, 1997.

         In November of 1996 the Company entered into an agreement with Mr. Ward Johnson, its founder and President, to retire from active management and as an employee of the Company but to continue to provide advice and to serve as the Chairman until the annual meeting. The agreement calls for a decreasing monthly retainer over 17 months totaling $101,000. These payments may be offset by net revenues earned by Mr. Johnson in his development activities of certain projects abandoned by the Company, but continuing to be pursued by Mr. Johnson and new investors.

         At the sole discretion of the Company Mr. Johnson may receive an additional payment from the Company if certain projects under his direction become viable products for the Company and the Company retains a right of first refusal on any related technologies developed by Mr. Johnson during the term of his retainer.

                              CERTAIN TRANSACTIONS

SALE OF REAL ESTATE IN ROTTERDAM

         In 1994 the Company purchased a condominium in Rotterdam, The Netherlands for $137,579, for use by Company sales representatives. From September, 1994 through November 15, 1996, this condominium was occupied by Greg Craven, a former sales representative of the Company who is also the adult son of Richard F. Craven, a Director of the Company. Greg Craven is no longer employed by the Company and the condominium was sold in April 1997.

NON QUALIFIED OPTIONS GRANTED

         In May 1997 the Company granted on a one-time basis non qualified options to purchase 20,000 shares of Common Stock to non-employee members of the Board of Directors, Mr. Craven and Mr. Collins at an exercise price of $1.00 expiring on May 29, 2007. In May 1998 the Company granted on a one-time basis non qualified options to purchase 2,000 shares of Common Stock to non-employee members of the Board of Directors, Mr. Johnson, Mr. Craven and Mr. Collins at an exercise price of $1.19 expiring on May 20, 2008.

WARRANT ADJUSTMENT

         The Company had outstanding warrants to purchase an aggregate of 481,764 shares of Company common stock that were originally issued at exercise prices of $1.50, $2.50, $2.65 and $2.80 per share. Such warrants contained provisions for the adjustment of the purchase price and the number of shares purchasable under the warrant in the event the Company subsequently issued certain securities. As part of a settlement with a former employee, the Company issued options to purchase common stock at an exercise price of $.6875 per share. On April 28, 1997, the Company notified the holders of the adjustable warrants that as a result of the issuance of the options, the purchase price for shares of Company common stock under their warrants had adjusted down to $.6875 per share, and the number of shares of Company common stock purchasable under their warrants proportionately increased, pursuant to the terms of their respective warrants. Other outstanding warrants, issued at exercise prices of $3.50 and $4.20 per share did not adjust. As a result of the adjustments, as of April 28, 1997 the aggregate number of shares of Company common stock purchasable under the adjusted warrants increased from 481,764 to 1,842,894, and the aggregate number of shares of Company common stock purchasable under all warrants outstanding increased from 819,264 to 2,180,394. Of the total adjusted warrants, 404,137 were beneficially owned by Mr. Craven, Mr. Collins and Mr. Johnson, members of the Board of Directors of the Company. Mr. Johnson, Mr. Collins and Mr. Craven have exercised all 404,137 warrants that were beneficially owned by the directors.

RELATED PARTIES

         Mr. Collins and Mr. Johnson, Directors of the Company, have adult sons employed at the Company. Mr. Collin's adult son, Sean Collins is the Company's Director of Sales and Mr. Johnson's adult son, Christian Johnson is the Company's Internet and PC Division's Business Development Coordinator.

         Mr. Johnson, a Director of the Company, is the Director of a current supplier of the Company, Production Technologies. The Company has used Production Technologies services to stuff circuit boards with components. Net purchases by the Company from Production Technologies totaled approximately $234,000 and $130,000 during fiscal year 1998 and 1997 respectively.

         During 1998, the Company purchased 86,231 shares of the Company's common stock in a private transaction from Mr. Johnson, a director of the Company. The shares were purchased as part of the Company's Board of Directors authorization to buy back up to 1,200,000 shares of the Company's common stock. The shares were retired after purchase.

   COMPLIANCE OF OFFICERS AND DIRECTORS WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Security Dealers, Inc. Such officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all section 16(a) forms that they file.

         Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and ten percent (10%) shareholders were complied with.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent according to their best judgment.

         It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope which has been enclosed, at your earliest convenience.




                                          THE BOARD OF DIRECTORS

Dated: March 31, 1999

                                 VIDEOLABS, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                             WEDNESDAY, MAY 19, 1999
                                    3:00 P.M.

                                THE METROPOLITAN
                               5418 WAYZATA BLVD.
                              MINNEAPOLIS, MN 55416








--------------------------------------------------------------------------------


VIDEOLABS, INC.
5960 GOLDEN HILLS DR., GOLDEN VALLEY, MN 55416                             PROXY
--------------------------------------------------------------------------------

The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated March 31, 1999, hereby appoints James W. Hansen and Jill R. Larson proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all common shares of VideoLabs, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders of VideoLabs, Inc., to be held at 3:00 pm on Wednesday, May 19, 1999, at The Metropolitan, 5418 Wayzata Blvd., Minneapolis, Minnesota, and any adjournment thereof.




                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                  VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to VideoLabs, Inc. c/o Shareowner Services-, P.O. Box 64873, St. Paul, MN 55164-0873.







                               PLEASE DETACH HERE





              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

1.   Election of directors:     01 Richard F. Craven      [ ] Vote FOR         [ ] Vote WITHHELD
                                02 John Collins               all nominees         from all nominees
                                03 James W. Hansen

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY   ________________________________________________
INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE         |                                                |
NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)         |________________________________________________|

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR ALL DIRECTORS NAMED IN ITEM 1.

Address Change? Mark Box  [ ]                              Dated: _________________________, 1999.
Indicate changes below:

                                                       ________________________________________________
                                                      |                                                |
                                                      |________________________________________________|

                                                      Signature(s) in Box

                                                      Sign exactly as your name appears below, in the case
                                                      of joint tenancy, both joint tenants must sign;
                                                      fiduciaries please indicate title and authority.